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                                                                    EXHIBIT 10.6


                               PURCHASE AGREEMENT


                  THIS PURCHASE AGREEMENT ("Agreement") made as of the date set forth at the end hereof by and between Kupper Parker Communications, Incorporated, a New York corporation (the "Company"), and each of the Purchasers set forth on the signature pages affixed hereto (each a "Purchaser" and collectively the "Purchasers").

                                    RECITALS

                  A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

                  B. The Purchasers wish to purchase, and the Company wishes to sell and issue to the Purchasers, upon the terms and conditions stated in this Agreement, that number of shares of the common stock of the Company, $0.01 par value per share (the "Common Stock"), and that number of warrants to purchase Common Stock in the form attached hereto as EXHIBIT A (the "Warrants"), having an aggregate purchase price set forth on the signature page attached hereto and executed by each such Purchaser.

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

                  1.1 "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

                  1.2 "Agreements" means this Agreement and any other agreements delivered in connection with this Agreement.

                  1.3 "Closing" means the consummation of the transactions contemplated by this Agreement.

                  1.4 "Control" means the possession , direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  1.5 "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets, or results of operations of the Company as a whole.

                  1.6 "Memorandum" means the Company's Confidential Private Placement Memorandum, dated June 14, 2001, delivered to each of the Purchasers.

                  1.7 "Person" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  1.8 "Placement Agent" means Stifel, Nicolaus & Company, Incorporated.



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                  1.9 "Registrable Securities" means the Shares and the Warrant
Shares and any other securities issued or issuable with respect to or in exchange for such Securities.

                  1.10 "SEC Filings" has the meaning set forth in Section 4.6.

                  1.11 "Securities" means the Shares, the Warrants and the Warrant Shares (defined below).

                  1.12 "Shares" means the shares of Common Stock being purchased by the Purchasers hereunder.

                  1.13 "Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

                  1.14 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  1.15 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2. Purchase and Sale of the Shares and Warrants; Escrow Agreement.

                  (a) Subject to the terms and conditions of this Agreement, each of the Purchasers hereby severally, and not jointly, agrees to purchase, and the Company hereby agrees to sell and issue to the Purchasers, the number of Shares and Warrants to purchase the number of shares of Common Stock set forth on each such Purchaser's signature page attached hereto and with an aggregate purchase price as reflected on such signature page. The number of Shares to be purchased by each Purchaser shall be determined by dividing such Purchaser's aggregate purchase price (as such aggregate purchase price is set forth on such Purchaser's signature page attached hereto), by a per share purchase price equal to $1.50 (the "Purchase Price"). Each Purchaser shall receive a warrant to purchase one share of Common Stock for each two Shares purchased hereunder. The Warrants shall be in whole numbers, and the Company shall not issue any Warrants to purchase fractional shares. The Purchaser acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject the subscription for Securities provided in this Agreement, in whole or in part, and that this subscription shall not be binding unless and until accepted by the Company. The Purchaser agrees that subscriptions need not be accepted in the order they are received.

                  (b) Pursuant to an escrow agreement (the "Escrow Agreement"), the Purchase Price will be held in a segregated non-interest-bearing escrow account (the "Escrow Account") maintained at Missouri State Bank and Trust Company by the Placement Agent and the Company until such funds are released to the Company at the Closing as provided in the Escrow Agreement.

         3. Closing. The Closing shall occur as soon as practicable following notification by the SEC to the Company of the SEC's willingness to declare effective the registration statement to be filed by the Company pursuant to
Section 6.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent. In the absence of any such agreement, the Closing shall be held at the offices of Bryan Cave LLP, counsel to the Placement Agent, at One Metropolitan Square, Suite 3600, St. Louis, Missouri 63102 at 10:00 a.m., local time, on the fifth business day after the Company delivers written notice to the Placement Agent of receipt of such notification from the SEC. The Company will promptly notify the Purchasers by facsimile transmission or otherwise of the date, place and time of the Closing.



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



         At the Closing, the Company shall deliver to each Purchaser one or more certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares and Warrants determined in accordance with Section 2 above and bearing an appropriate legend referring to the fact that such Securities were sold in reliance upon the exemption from registration under the 1933 Act, provided by
Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates for the Shares without the legend at such time as the Registration Statement becomes effective. The name(s) in which the certificates are to be registered are set forth in each Purchaser's Subscription Agreement relating to the Shares. The Company's obligation to complete the purchase and sale of the Securities and deliver such certificate(s) to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company in writing: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Purchasers in the offering for Securities having purchase price of not less than $700,000 in the aggregate; (c) execution and delivery to the Placement Agent of lock-up agreements from each of the Company's directors and executive officers, in form and substance satisfactory to counsel for the Placement Agent, providing that, for a period of 120 days from the effective date of the Registration Statement, he or she will not, without the Placement Agent's prior written consent, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any security convertible into or exchangeable or exercisable for shares of Common Stock; and (d) the accuracy of the representations and warranties made by the Purchasers and the fulfilment of those undertakings of the Purchasers to be fulfilled prior to the Closing. Each Purchaser's obligation to accept delivery of such certificate(s) and to pay for the Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser in writing: (a) the SEC has notified the Company of the SEC's willingness to declare the Registration Statement effective on or prior to the 60th day after the date such Registration Statement was filed by the Company;
(b) completion by the Company of the purchases and sales under the Agreements with all of the Purchasers in the offering for Securities having purchase price of not less than $700,000 in the aggregate; and (c) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfilment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that:

                  4.1 Organization, Good Standing and Qualification. Except as set forth on Schedule 4.1 hereto, each of the Company and its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not have a Material Adverse Effect. The Company's subsidiaries are reflected on Schedule 4.1 hereto.

                  4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.3 Capitalization. Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth on Schedule 4.3, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as set forth on Schedule 4.3, the Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities of the Company held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                  4.4 Valid Issuance. The Company has reserved a sufficient number of shares of Common Stock for the issuance of the Shares pursuant to this Agreement and upon exercise of the Warrants. The Shares and the Warrants are duly authorized, and such Securities, along with the Warrant Shares, when issued in accordance herewith and with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

                  4.5 Consents. The execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the requirements of the NASD OTC Bulletin Board, which the Company undertakes to file within the applicable time periods.

                  4.6 Delivery of SEC Filings; Business. The Company has provided the Purchasers with copies of the Company's most recent (i) Annual Report on Form 10-KSB for the fiscal year ended October 31, 2001, and (ii) Quarterly Reports on Form 10-QSB for the period ended January 31, 2001 and the period ended April 30, 2001, and has provided to the Placement Agent and made available to the Purchasers all other reports filed by the Company pursuant to the 1934 Act since the filing of the Quarterly Report on Form 10-QSB and prior to the date hereof (collectively, the "SEC Filings"), which the Company hereby represents and warrants are all filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company.

                  4.7 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for the purposes described in the Memorandum.



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



                  4.8 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10-KSB or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act or as set forth on Schedule 4.8 hereto, there has not been:

                           (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Quarterly Report on Form 10-QSB, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                           (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                           (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

                           (iv) any waiver by the Company of a valuable right or of a material debt owed to it not in the ordinary course of business;

                           (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                           (vi) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                           (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company;

                           (viii) any transaction entered into by the Company other than in the ordinary course of business; or

                           (ix) any other event or condition of any character that might have a Material Adverse Effect.

                  4.9 SEC Filings; Material Contracts.

                           (a) The SEC Filings complied as to form in all
material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (b) During the preceding two years, each registration
statement and any amendment thereto filed by the Company or its predecessor(s) pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (c) Except as set forth on Schedule 4.3 hereto, there
are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

                  4.10 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

                  4.11 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Purchasers before the date hereof), or (ii) except where it would not have a Material Adverse Effect, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) except as set forth on Schedule 4.11, any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject.

                  4.12 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any of its respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

                  4.13 Title to Properties. Except as disclosed in the SEC Filings or Schedule 4.13, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                  4.14 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  4.15 No Labor Disputes. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.



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



                  4.16 Intellectual Property. The Company has sufficient title or adequate rights or licenses to the inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of any material liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. The Company's patents and other Intellectual Property Rights and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party.

                  4.17 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

                  4.18 Litigation. Except as disclosed in the SEC Filings or on
Schedule 4.18 hereto, there are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties that, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Shares; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  4.19 Financial Statements. The financial statements included in each SEC Filings present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis ("GAAP"). The financial statements of the Company included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary including the notes thereto) in conformity with GAAP other than those which, individually or in the aggregate, would not have a Material Adverse Effect.

                  4.20 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  4.21 Predecessor Entities. The transactions by which the Company and its subsidiaries were organized and succeeded to the assets, liabilities, properties and business of its and their respective predecessors were duly authorized and consummated in accordance with applicable law, with the effect of making the Company and its subsidiaries the effective successors to the assets, liabilities, properties an business of their respective predecessors. The representations and warranties set forth in this Agreement, the Exhibits hereto, the



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



SEC Filings and the Memorandum disclose all information relating to such transactions which might have a Material Adverse Effect.

                  4.22 Brokers and Finders. The Purchasers shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company. The Purchasers acknowledge that the Company is obligated to pay a commission to the Placement Agent equal to 5% of the gross proceeds of sales made pursuant to the Agreements with the Purchasers.

                  4.23 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

                  4.24 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

                  4.25 Disclosures. Neither the Memorandum, this Agreement or the Exhibits hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein, in light of the circumstances under which the statements were made, not misleading.

         5. Representations and Warranties of the Purchaser. Each of the Purchasers hereby severally, and not jointly, represents and warrants to the Company that:

                  5.1 Organization and Existence. The Purchaser is either (i) an individual, in which case he or she has the requisite power and authority to invest in the Securities pursuant to this Agreement, or (ii) a validly existing corporation, partnership or limited liability company, in which case Purchaser has all requisite corporate, partnership or limited liability company power and authority, as the case may be, to invest in the Securities pursuant to this Agreement.

                  5.2 Authorization. The execution, delivery and performance by the Purchaser of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their terms.

                  5.3 Purchase Entirely for Own Account. The Securities to be received by the Purchaser hereunder will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

                  5.4 Investment Experience. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  5.5 Disclosure of Information. The Purchaser has received the Memorandum and has had an opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Purchaser acknowledges receipt of the SEC Filings and any other filings which it requested made by the Company with the SEC. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

                  5.6 Restricted Securities. The Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                  5.7 Legends. It is understood that, until registration for resale pursuant to the Registration Statement, certificates evidencing the Securities may bear one or all of the following legends:

                           (a) "The securities represented by this certificate
(the "Securities") have not been registered under the United States Securities Act of 1933, as amended, or any other securities or other regulatory authority of any state of the United States of America or foreign jurisdiction. The Securities have been acquired for investment and may not be offered, sold or transferred in the absence of an effective registration statement for the Securities under the Securities Act of 1933, as amended, or applicable state securities laws, or an opinion of counsel, in a generally acceptable form, that registration is not required under said Act or applicable state securities laws or unless sold pursuant to Rule 144 under said Act."

                           (b) If required by the authorities of any state in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                  Upon registration for resale pursuant to the Registration Statement or upon Rule 144(k) becoming available, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends, and all Warrant Shares subsequently issued shall not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Purchaser within fifteen (15) business days of submission by that Purchaser of legended stock certificate(s) to the Company's transfer agent, the Company shall be liable to the Purchaser for a penalty equal to 2% of the aggregate Purchase Price of the Shares evidenced by such certificate(s) for each thirty day period (or portion thereof) beyond such fifteen days that the unlegended certificates have not been so delivered.

                  5.8 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

                  5.9 No General Solicitation. The Purchaser did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

                  5.10 Investor Questionnaires. The Purchaser represents that the representations and responses to the questions in the Investor Questionnaire set forth on Schedule I-A and the Registration Statement Questionnaire set forth on Schedule I-B, each delivered herewith by the Purchaser, are true and correct.

                  SECTION 6. Registration of the Registrable Securities; Compliance with the Securities Act.

                  6.1. Registration Procedures and Expenses. The Company shall:

                  (a) as soon as practicable, prepare and file with the SEC the Registration Statement on Form S-3 relating to the resale of the Registrable Securities by the Purchasers from time to time through the NASD OTC Bulletin Board, the automated quotation system of the NASDAQ National Market or the NASDAQ SmallCap Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions, in an amount equal to the number of Shares issued to Purchasers on the Closing Date plus the number of Shares Common Stock necessary to permit in full the exercise of the Warrants, plus to the extent allowable under the 1933 Act, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities;

                  (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the SEC to notify the Company of the SEC's willingness to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company;

                  (c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twenty-four months after the effective date of the Registration Statement or (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                  (d) permit counsel designated by the Placement Agent to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

                  (e) furnish to the Placement Agent and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment);

                  (f) furnish to each Purchaser with respect to the Registrable Securities registered under the Registration Statement, to the Placement Agent, and to each underwriter, if any, for the resale of such Registrable Securities, such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                  (g) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                  (h) bear all expenses in connection with the procedures in paragraphs (a) through (h) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers.

                  6.2. Transfer of Registrable Securities After Registration. The Purchaser agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

                  6.3. Indemnification. For the purpose of this Section 6.3:

                  (i) the term "Purchaser/Affiliate" shall include the Purchaser and any affiliate of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1.

                  (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in the light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any material inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 6.2 hereof respecting sale of the Registrable Securities, or (iii) the inaccuracy of any representations or warranties made by such Purchaser herein, or (iv) or any failure of such Purchaser to perform its obligations hereunder or under law, or
(v) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Purchaser prior to the pertinent sale or sales by such Purchaser.

                  (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 6.2 hereof respecting the sale of the Registrable Securities or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iii) any failure of such Purchaser to perform its obligations hereunder or under law or (iv) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 6.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 6.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of the indemnifying party's counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 6.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 6.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Purchaser from the placement of Common Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and such Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Registrable Securities purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Registrable Securities that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and such Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
6.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and such Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 6.3 were determined solely by pro rata allocation (even if each Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. The liability of each Purchaser hereunder shall be limited to an amount equal to the Purchaser's purchase price for the Registrable Securities. Notwithstanding the provisions of this Section 6.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligations to contribute pursuant to this
Section 6.3 are several and not joint.

                  6.4. Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 6 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities upon the passage of twenty-four months from the effective date of the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel reasonably satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  6.5. Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-KSB, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Registrable Securities (the foregoing, in each case, excluding exhibits);

                  (b) upon the request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

         7. Covenants and Agreements of the Company.

                  7.1 Limitations on Transactions.

                  (a) From the date of this Agreement until the date which is 120 days following effectiveness of the Registration Statement covering the Registrable Securities as contemplated by Section 6.1 (the "Restricted Period"), and subject to the exclusions contained in Section 7.1(d) below, without the prior written consent of the Placement Agent (which consent may be withheld in the Placement Agent's discretion), the Company shall not issue or sell or agree to issue or sell for cash any shares of its Common Stock at a Per Share Selling Price (as defined below) lower than the Purchase Price per share provided in
Section 2 hereof.

                  (b) For the purposes of this Section 7.1, the term "Per Share Selling Price" as used in this Section 7.1 shall include the amount actually paid by third parties for each share of Common Stock. In the event a fee in excess of 5.0% is paid by the Company in connection with such transaction, any such excess amount shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale in a capital raising transaction of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the excess fee amount as provided above). If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Purchasers.

                  (c) Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 7.1 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

                  (d) Exclusions. Section 7.1(a) shall not apply to:

                  (i) issuances of options to acquire or shares of Common Stock by the Company pursuant to the provisions of any existing shareholder-approved option or similar employee benefit plan heretofore adopted by the Company; or

                  (ii) sales of shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or

                  (iii) issuances by the Company of shares of Common Stock (A) as consideration for the acquisition by the Company of one or more privately or publicly held entities; (B) to corporate strategic partners of the Company in connection with the formation of joint ventures or marketing agreements; and (C) to consultants of the Company in consideration for services to be rendered to the Company.

                  7.2 Opinion of Counsel. On or prior to the Closing Date, the Company will deliver to the Purchasers the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Placement Agent and its legal counsel.

                  7.3 Reports. For so long as the Purchasers beneficially own any of the Securities, the Company will furnish to the Purchasers the following reports, each of which shall be provided to the Purchasers by mail (within one week of filing with the SEC, in the case of SEC filings):

                           (a) Quarterly Reports. The Company's quarterly report
on Form 10-QSB or, in the absence of such report, consolidated balance sheets of the Company as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

                           (b) Annual Reports. The Company's Form 10-KSB or, in
the absence of a Form 10-KSB, consolidated balance sheets of the Company as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Purchaser.

                           (c) Securities Filings. Copies of (i) all notices,
proxy statements, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company furnishes or files, or any officer or director of the Company (in such person's capacity as such) furnishes or files with the SEC.

                           (d) Other Information. Such other information
relating to the Company as from time to time may reasonably be requested by the Purchasers provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Purchaser would not be harmful to the Company.

                  7.4 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Purchasers under the Agreements.

                  7.5 Insurance. So long as the Purchasers beneficially own any Securities, the Company shall not materially reduce the insurance coverages set forth in Schedule 4.20.

                  7.6 Compliance with Laws. So long as the Purchasers beneficially own any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

         8. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of three years from the date of this Agreement; provided, however, that the provisions contained in Section 7 hereof shall survive in accordance therewith.

         9. Miscellaneous.

                  9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some portion or all of its Securities in a private transaction. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) facsimile, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                If to the Company:

                        Kupper Parker Communications, Incorporated
                        8301 Maryland Avenue
                        St. Louis, Missouri 63105
                        Attn:    John J. Rezich
                                 Chief Financial Officer

                        with a copy to:

                        Joseph S. von Kaenel, Esq.
                        Armstrong Teasdale LLP
                        One Metropolitan Square, Suite 2600
                        St. Louis, Missouri 63102

                If to the Purchasers, to the addresses set forth on the signature pages hereto, with copies to:

                        Stifel, Nicolaus & Company, Incorporated
                        One Financial Plaza
                        501 N. Broadway
                        St. Louis, Missouri 63102
                        Attention: Michael P. Dimon
                                         Vice President/Investment Banking

                        and to:

                        James L. Nouss, Jr., Esq.
                        Bryan Cave LLP
                        One Metropolitan Square, Suite 3600
                        St. Louis, Missouri 63102

                  9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  9.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  9.8 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfilment of the agreements herein contained.

                  9.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri without regard to principles of conflicts of laws.

                        Purchase Agreement Signature Page


                  IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ______ day of ______________________, 2001.

A.  TOTAL INVESTMENT AMOUNT FOR UNDERSIGNED PURCHASER: = $ ____________
B.  PRICE PER SHARE OF  COMMON STOCK = $1.50
C.  NUMBER OF SHARES (A. DIVIDED BY $1.50) = ____________
D.  NUMBER OF WARRANTS (ONE PER EVERY TWO SHARES PURCHASED) = ____________
E.  EXERCISE PRICE OF WARRANTS = $2.50

(Please make all checks payable to "Missouri State Bank and Trust Company/Kupper Parker Communications, Incorporated".

INDIVIDUAL INVESTORS:
                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Name (Typed or Printed)


                                         ---------------------------------------
                                         Signature (if more than one individual
                                         subscriber)


                                         ---------------------------------------
                                         Name (Typed or Printed)


ENTITY INVESTORS:
                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Name (Typed or Printed) and Title



                                         ---------------------------------------
                                         Name of Entity


Accepted by the Company:
Dated ________________, 2001


                                      KUPPER PARKER COMMUNICATIONS, INCORPORATED



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                  SCHEDULE I-A


THE QUESTIONS THAT FOLLOW ARE DESIGNED TO ASSIST THE COMPANY IN DETERMINING WHETHER THE SUBSCRIBER IS AN ACCREDITED INVESTOR. INITIAL ALL APPROPRIATE SPACES ON THE FOLLOWING PAGES, INDICATING THE BASIS UPON WHICH THE SUBSCRIBER MAY QUALIFY TO PURCHASE SHARES. FAILING TO INITIAL ALL SPACES APPLICABLE TO THE SUBSCRIBER MAY RESULT IN THE COMPANY NOT HAVING ENOUGH INFORMATION TO DETERMINE IF THE SUBSCRIBER IS AN ACCREDITED INVESTOR.

The Subscriber represents that:

FOR INDIVIDUALS (PLEASE INITIAL ANY OF THE FOLLOWING WHICH ARE APPLICABLE):


  [ ]        a.   The Subscriber has an individual net worth*, or together with the Subscriber's spouse a combined net worth, in excess of $1,000,000, or

  [ ]        b.   The Subscriber had an individual income** (exclusive of any income attributable to the Initial Subscriber's spouse) in excess of $200,000 in each of the last two calendar years and it reasonably expects to have an individual income in excess of $200,000 during the current calendar year, or

  [ ]        c.   The Subscriber, together with the Subscriber's spouse, had a combined income in excess of $300,000 in each of the last two calendar years and it reasonably expects to have a combined income in excess of $300,000 during the current calendar year.

        * "Net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities. For purposes of determining "net worth," the principal residence owned by an individual must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances, upon the property.

        ** For purposes of this Subscription Agreement, individual income means gross income, as reported for income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (1) the amount of any tax-exempt interest income received under Section 103 of the United States Internal Revenue Code of 1986, as amended (the "Code"), (2) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (3) any deduction claimed for depletion under Section 611 et seq. of the Code.

FOR CORPORATIONS OR PARTNERSHIPS (PLEASE INITIAL EITHER OF THE FOLLOWING, OR BOTH, IF APPLICABLE):

 [ ]         d.   The Subscriber is a corporation, similar business trust,
                  limited liability company or partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

 [ ]         e.   All of the equity owners of the Subscriber have (i) an
                  individual net worth, or together with spouse a combined net worth, in excess of $1,000,000; or (ii) an individual income
                  (exclusive of any income attributable to spouse) in excess of $200,000 in each of the last two calendar years and a reasonable expectation of having an individual income in excess of $200,000 during the current calendar year; or (iii) a combined income together with spouse in excess of $300,000 in each of the last two calendar years and a reasonable expectation of having a combined income in excess of $300,000 during the current calendar year. Please list below the names of all equity owners of the Subscriber and the manner in which they qualify.

Names of All Equity Owners (attach
additional sheets if necessary)                             Individual Income                            Minimum Net Worth
-------------------------------                             -----------------                            -----------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------

FOR TRUSTS OTHER THAN EMPLOYEE BENEFIT TRUSTS (PLEASE INITIAL EITHER OF THE FOLLOWING, OR BOTH, IF APPLICABLE):

 [ ]         f.   The Subscriber has total assets in excess of $5,000,000 and that the investment in the Company is being directed by a sophisticated person, which, for purposes of this representation, means a person who has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of the prospective investment in the Company.

 [ ]         g.   The Subscriber is (a) a bank as defined in Section 3(a)(2) of the Securities Act, (b) acting in its fiduciary capacity as trustee and (c) subscribing for the purpose of the securities being offered on behalf of a trust.

 [ ]         h.   The Subscriber is a revocable trust that may be amended or revoked at any time by its grantors and that all of its grantors meet the standard set out in Statements a, b or c above. Please list below the names of all grantors and the manner in which they qualify.


Names of All Equity Owners (attach
additional sheets if necessary)                             Individual Income                            Minimum Net Worth
-------------------------------                             -----------------                            -----------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------
                                                           (                 )                         (                  )
-----------------------------------------                   -----------------                           ------------------


     --------------------------------------------------------------------------------------------------------------------------
     Exact Name in which Securities are to be registered:
                                                          ---------------------------------------------------------------------

     Address of registered owner:
                                                          ---------------------------------------------------------------------

                                                          ---------------------------------------------------------------------

                                                          ---------------------------------------------------------------------





     Relationship of registered owner to Purchase, if different:
                                                                 --------------------------------------------------------------

     Social Security Number or Taxpayer ID
     Number for each Registered Holder:
                                        ---------------------------------------------------------------------------------------


     Telephone number: (   )                       Fax number: (   )                       Email address:
                        --- --------------------                --- -------------------                  ----------------------

     --------------------------------------------------------------------------------------------------------------------------

                                                                    Schedule I-B

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                      REGISTRATION STATEMENT QUESTIONNAIRE


                  1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or you organization's name exactly as it should appear in the Registration Statement:

                 -----------------------------------------------

                  2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Securities purchased by you or your organization pursuant to this Purchase Agreement and those Securities purchased by you or your organization through other transactions:

                 -----------------------------------------------


                  3. Have you or your organization had any position, or other material relationship within the past three years with the Company or its affiliates?


                     ______  Yes             ______ No


       If yes, please indicate the nature of any such relationships below:

                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------